Income taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income taxes

11. Income taxes

There is no provision for income taxes because the Company has historically incurred net operating losses and maintains a full valuation allowance against its deferred tax assets. The reported amount of income tax expense/benefit for the years ended December 31, 2018 and 2019 differs from the amount that would result from applying domestic federal statutory rates to pretax losses primarily because of changes in the valuation allowance.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2018	2019
Federal income tax expense at statutory rate	21%	21%
State taxes—net of federal benefit	6	6
Change in fair value of preferred stock tranche obligations	—	(2)
Other permanent differences	—	(1)
Federal & state R&D credits	2	4
Increase in valuation allowance	(29)	(28)

Effective income tax rate	0%	0%

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Significant components of the Company’s net deferred tax assets at December 31, 2018 and 2019 are as follows:

(in thousands)	Year ended December 31,
	2018	2019

Deferred tax assets:
Stock-based compensation	$—	$1
Net operating loss carryforwards	1,264	4,848
Credit carryforwards	66	612
Intangible assets	4	12
Accrued expenses	50	161

Total deferred tax assets	1,384	5,634
Valuation allowance	(1,382)	(5,607)

Total net deferred tax assets	2	27

Deferred tax liabilities:
Fixed assets	(2)	(27)

Total deferred tax liability	(2)	(27)

Total deferred tax assets (liabilities)	$—	$—

Since its inception in 2017, the Company has not recorded any U.S. federal or state income tax benefits for the net losses it has incurred in any year or for its earned research and development tax credits, due to the uncertainty of realizing a benefit from those items. The valuation allowance increased by $1.4 million and $4.2 million during the years ended December 31, 2018 and 2019, respectively. As of December 31, 2019, the Company had federal net operating loss carryforwards of $17.7 million and state net operating loss carryforwards of $17.7 million. The federal net operating loss carryforwards are indefinite lived, and the state net operating loss carryforwards begin to expire in 2038. As of December 31, 2019, the Company also had federal and state research and development tax credit carryforwards of $0.4 million and $0.2 million, respectively, which begin to expire in 2038 and 2033, respectively.

Utilization of the net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforwards or research and development tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the net operating loss carryforwards or research and development tax credit carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being presented as an uncertain tax position.

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The Company’s policy is to record estimated interest and penalties related to uncertain tax positions in income tax expense. The Company has no amounts recorded for any unrecognized tax positions, accrued interest or penalties as of December 31, 2018 and 2019.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates, including the United States and the Commonwealth of Massachusetts. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax returns are open under statute from 2018 to the present.